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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 18, 2004

                         OCEANEERING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    1-10945              95-2628227
   (State or other jurisdiction       (Commission          (IRS Employer
         of incorporation)            File Number)       Identification No.)


                11911 FM 529
                Houston, TX                                      77041
  (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (713) 329-4500



                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following is being furnished as an exhibit to this report.

Exhibit 99.1 Press Release of Oceaneering International, Inc., dated February 18, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 18, 2004, we issued a press release with respect to our earnings for the fourth quarter and full year of 2003. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OCEANEERING INTERNATIONAL, INC.


                                            By: /s/ MARVIN J. MIGURA
                                               ---------------------------------
                                                Marvin J. Migura
                                                Senior Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

Date: February 20, 2004
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                                 EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------
 99.1          Press Release of Oceaneering International, Inc., dated
               February 18, 2004